M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Letter From the Chairman
                                                      [Picture of R. Jay Gerken]
                                                          Chairman and
                                                          Chief Executive
                                                          Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman and Chief Executive Officer of the Municipal Partners Fund II Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the semi-annual report for the Fund for the six months ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken
R. JAY GERKEN
Chairman and
Chief Executive Officer

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Letter From the Manager


PERFORMANCE REVIEW 1

During the six months ended December 31, 2002, the Fund distributed income dividends to shareholders totaling $0.40 per share. The table below shows the annualized distribution yield and six-month total return based on the Fund's December 31, 2002, net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price 2.

              PRICE                ANNUALIZED              SIX-MONTH
            PER SHARE          DISTRIBUTION YIELD 3       TOTAL RETURN 3
         ---------------       ------------------        --------------
          $15.04 (NAV)                5.43%                   7.76%
          $13.30 (NYSE)               6.14%                   5.46%

The Fund's Lipper ("Lipper") 4 peer group of general municipal debt closed-end funds (leveraged) returned 5.53% based on NAV for the six months ended December 31, 2002.

INVESTMENT STRATEGY

The Fund's primary investment objective is to achieve a high level of current income, which is exempt 5 from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of the Investment Advisor, may appreciate in value relative to other similar obligations in the marketplace.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Following on the heels of a strong second quarter in 2002, municipal bonds proved resilient on a total return basis for the third quarter as investors continued to seek less-volatile investment alternatives to equities. Demand for municipal bonds was impressive as individual and institutional investors easily absorbed new municipal bond issues coming to market at a record-setting pace.

-----------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
2 NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.068 for twelve months. This rate is as of December 31, 2002, and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2002, calculated among 59 funds in the Lipper general municipal debt closed-end funds (leveraged) category with reinvestment of dividends and capital gains excluding sales charges.
5 Please note a portion of the Fund's income may be subject to the ALTERNATIVE
  MINIMUM TAX ("AMT"). State and local income taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

M U N I C I P A L    P A R T N E R S    F U N D     I I    I N C.


As the reporting period commenced during mid-2002, issuance levels registered approximately 20% above the prior year's near-record volume. Much of the increase in new-issue volume was attributable to the sale of tobacco bonds by state and local governments. These bonds (secured by future payments from the tobacco industry) were sold with increased frequency in an effort to close many states' widening budget gaps.

The flight-to-quality reallocation of investment capital from stocks into U.S. Treasury bonds dominated market activity during the third quarter ending September 30, 2002. The period was one of the most difficult quarters ever for equities and one of the strongest for intermediate-term U.S. government bonds. Investors rushed to buy U.S. Treasuries as the prospect of conflict in Iraq heightened and economic data released during the quarter pointed to the likelihood that the U.S. economy would not display dramatic and consistent positive growth on its road to recovery in the foreseeable future. Furthermore, many investors' hopes for a stock market rally faded when the Federal Open Market Committee ("FOMC") 6 left its target for short-term interest rates unchanged at both its August and September meetings, which prompted many investors to continue to seek refuge in more conservative investment alternatives, such as fixed-income securities. Municipal bond prices generally advanced during the quarter but were unable to match the total returns achieved by U.S. Treasuries during this period.

The seesaw pricing action between stocks and bonds continued during the fourth quarter. A larger-than-expected reduction by the FOMC in its short-term interest rate target on November 6, 2002 positively impacted the equity markets, which rose during the month, while bond prices generated mixed results over the quarter. What surprised many market observers was that the FOMC elected to lower its target for the federal funds rate ("fed funds rate") 7 by half a percentage point (double consensus forecasts). The reduction marked the Fed's first change to its short-term rate target in almost a year. The fixed-income markets had a mixed reaction to the news as prices for investment-grade and high-yield corporate bonds improved, while prices of U.S. Treasuries and municipal bonds moved somewhat lower. Although municipal bond prices continued to pare some of their earlier gains, selling was contained.

Stocks faltered and bonds rallied at the end of the year, thus completing a difficult year for equities and a terrific one for many fixed-income securities classes. Pricing action between stocks and bonds diverged for most of 2002 as a dismal showing in the equity markets prompted many investors to pursue the relative safety of U.S. Treasuries, agencies and municipal bonds. Bonds outperformed stocks for the third year in a row, marking the first time that bonds beat equities for three consecutive years since the 1939 to 1941 period.

In summary, 2002 was a banner year for municipal securities as state and local governments collectively issued more than $357 billion of debt to fund new projects and refinance outstanding bonds. Tax-exempt new issue volume exceeded 2001's total levels by 25% and easily eclipsed the previous record of $292 billion established in 1993. Despite historically low nominal yields, demand for municipal securities was equally impressive as the combination of investment activity from mutual funds, property and casualty insurance companies, institutions and individual investors resulted in an easy absorption of new supply.

-------------
6 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Looking ahead to 2003, tax-exempt new issue supply is not expected to match 2002's record number. Early estimates project total volume for the New Year to be between $275 billion and $300 billion. States and cities will continue to face challenges of declining revenues and increasing costs from healthcare, homeland security and education. Additionally, market volatility shows no signs of abating yet with pricing action in the fixed-income securities markets likely to be driven by the direction of the equity markets. As of the period's close, the average credit quality of holdings in the Fund was in the AA/Aa territory. We believe that municipal securities will continue to be an attractive asset class over the long-term.

LOOKING FOR ADDITIONAL INFORMATION?

The Municipal Partners Fund II Inc. is traded on the New York Stock Exchange under the symbol "MPT" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XMPTX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.


Sincerely,
/s/ Robert E. Amodeo
ROBERT E. AMODEO
Executive Vice President

January 14, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 5 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holding's, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Schedule of Investments (unaudited)
December 31, 2002


     FACE
    AMOUNT        RATING(a)                      SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- 99.7%

ARIZONA -- 0.4%
  $  500,000      AAA      Phoenix, AZ Civic Improvement Corp. Water Systems Revenue,
                             FGIC-Insured, 5.500% due 7/1/20 ..................................... $   545,985
                                                                                                   -----------
CALIFORNIA -- 2.3%
   3,000,000      AA-      California Housing Finance Agency Home Mortgage Revenue, Series H,
                             6.150% due 8/1/16 ...................................................   3,151,230
                                                                                                   -----------
DISTRICT OF COLUMBIA -- 1.6%

   2,000,000      AAA      District of Columbia Revenue, (American University), AMBAC-Insured,
                             5.625% due 10/1/26 ..................................................   2,126,360
                                                                                                   -----------
FLORIDA -- 0.8%
   1,000,000      AAA      St. Johns County, FL Water and Sewer Revenue, MBIA-Insured,
                             5.500% due 6/1/11 ...................................................   1,148,540
                                                                                                   -----------
GEORGIA -- 0.1%
      95,000      AAA      Fulton County, GA Housing Authority, Single-Family Mortgage, Series A,
                             GNMA-Collateralized, 6.600% due 3/1/28 ..............................      97,099
                                                                                                   -----------
IDAHO -- 0.9%
   1,250,000      AAA      Idaho State Building Authority Revenue, Series A, XLCA-Insured,
                             5.000% due 9/1/43 ...................................................   1,251,587
                                                                                                    ----------
ILLINOIS -- 15.1%
                           Chicago, IL Board of Education, (Chicago School Reform):
   1,000,000      AAA        AMBAC-Insured, 5.750% due 12/1/27 ...................................   1,085,410
   4,255,000      AAA        MBIA-Insured, 6.000% due 12/1/16 ....................................   4,884,442
   1,750,000      AAA      Chicago, IL Midway Airport Revenue, Series B, MBIA-Insured,
                             5.625% due 1/1/29 ...................................................   1,832,705
     250,000      AAA      Cook County, IL Refunding GO, Series A, MBIA-Insured,
                             5.625% due 11/15/16 .................................................     281,572
   2,000,000      Aaa*     Illinois Development Finance Authority, Revolving Fund Revenue,
                             5.250% due 9/1/12 ...................................................   2,251,640
   1,000,000      AA+      Illinois Educational Facilities Authority Revenue, (Northwestern
                             University), 5.500% due 12/1/13 .....................................   1,150,030
                           Illinois Health Facilities Authority Revenue:
   1,850,000      AAA        Refunding, (SSM Health Care), MBIA-Insured, 6.550% due 6/1/13 .......   2,253,356
   2,000,000      AAA        Servantcor Project, Series A, FSA-Insured, 6.000%,
                               Escrowed to maturity 8/15/12 ......................................   2,379,800
     605,000      A          South Suburban Hospital Project, 7.000%, Escrowed to maturity 2/15/18     765,264
   3,000,000      AAA      Illinois State, First Series, MBIA-Insured, 5.500% due 8/1/17 .........   3,443,220
                                                                                                   -----------
                                                                                                    20,327,439
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.


                                                                                                        PAGE 5

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Schedule of Investments (unaudited) (continued)
December 31, 2002

     FACE
    AMOUNT        RATING(a)                      SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------
INDIANA -- 1.7%
 $ 2,000,000      BBB+     Indiana State Development Finance Authority, Environmental Revenue,
                             (USX Corp. Project), 5.250% due 12/1/22 ............................. $ 2,017,180
     250,000      AAA      Indiana State Revolving Fund Revenue, Series B, 5.000% due 8/1/23 .....     254,530
                                                                                                   -----------
                                                                                                     2,271,710
                                                                                                   -----------
KENTUCKY -- 0.6%
     750,000      AAA      Louisville & Jefferson County, KY Metropolitan Sewer District, Sewer
                             & Drain System, Series A, FGIC-Insured, 5.000% due 5/15/30 ..........     756,398
                                                                                                   -----------
LOUISIANA -- 3.8%
   5,000,000      BBB+     Louisiana Public Facilities Authority Hospital Revenue Refunding,
                             (Touro Infirmary Project), Series A, 6.125% due 8/15/23 .............   5,073,650
                                                                                                   -----------
MARYLAND -- 1.5%
                           Maryland State Health & Higher Educational Facilities Authority Revenue:
   1,500,000      Baa1*      Carroll County General Hospital, 6.000% due 7/1/37 ..................   1,545,975
     500,000      A          University of Maryland Medical Systems, 6.000% due 7/1/32 ...........     531,230
                                                                                                   -----------
                                                                                                     2,077,205
                                                                                                   -----------
MASSACHUSETTS -- 4.0%
   1,250,000      AAA      Massachusetts State GO, Series C, FGIC-Insured, 5.500% due 11/1/15 ....   1,440,787
   1,000,000      A        Massachusetts State Health & Educational Facilities Authority Revenue,
                             (Dana Farber Cancer Project), Series G-1, 6.250% due 12/1/22 ........   1,046,070
   2,650,000      AAA      Massachusetts State Water Pollution Abatement, Series A,
                             5.750% due 8/1/29 ...................................................   2,889,798
                                                                                                   -----------
                                                                                                     5,376,655
                                                                                                   -----------
MICHIGAN -- 3.5%
   1,000,000      AAA      Michigan State Comprehensive Transitional Revenue, Series B,
                             FSA-Insured, 5.250% due 5/15/09 .....................................   1,131,260
   2,500,000      AA-      Michigan State Hospital Finance Authority, Revenue Refunding,
                             (Trinity Health), Credit C, 5.375% due 12/1/30 ......................   2,518,025
   1,000,000      AAA      Detroit, MI City School District, (School Building & Site Improvement),
                             Series A, FGIC-Insured, 5.500% due 5/1/17 ...........................   1,119,590
                                                                                                   -----------
                                                                                                     4,768,875
                                                                                                   -----------
MISSOURI -- 2.1%
   2,500,000      AA       Missouri State Environmental Improvement & Energy Research Authority
                             PCR Refunding, (Associated Electric Co-op Thomas Hill),
                             5.500% due 12/1/10 ..................................................   2,812,775
                                                                                                   -----------
NEVADA -- 3.6%
                           Clark County, NV:
   3,000,000      AAA        IDR Refunding, (Nevada Power Co. Project), Series C, AMBAC-Insured,
                               7.200% due10/1/22 .................................................   3,144,450
   1,000,000      AAA        Passenger Facility Revenue, (McCarran International Airport),
                               Series A, MBIA-Insured, 5.750% due 7/1/23 .........................   1,059,360

--------------------------------------------------------------------------------------------------------------
                                      See Notes to Financial Statements.

PAGE 6


M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.



Schedule of Investments (unaudited) (continued)
December 31, 2002

     FACE
    AMOUNT        RATING(a)                      SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------
NEVADA -- 3.6% (CONTINUED)
 $   580,000      AAA      Nevada Housing Division, Single-Family Program, Series C,
                             AMBAC-Insured, 6.350% due 10/1/12 .................................. $    608,594
                                                                                                   -----------
                                                                                                     4,812,404
                                                                                                   -----------
NEW JERSEY -- 1.7%
   1,000,000      AAA      New Jersey EDA, Water Facilities Revenue, (New Jersey American
                             Water Co., Inc. Project), Series A, FGIC-Insured, 6.875% due 11/1/34    1,101,770
   1,000,000      AAA      New Jersey State Transportation Trust Fund Authority Transportation
                             System, Series B, MBIA-Insured, 6.000% due 12/15/19 .................   1,156,620
                                                                                                   -----------
                                                                                                     2,258,390
                                                                                                   -----------
NEW YORK -- 18.2%
                           New York City, NY GO:
   1,000,000      A          Series A, 6.000% due 5/15/30 ........................................   1,074,310
   1,000,000      Aaa*       Series B-1, 7.000% due 8/15/16, Pre-Refunded 8/15/04 ................   1,101,890
   1,600,000      AA       New York City, NY Municipal Water Finance Authority, Water &
                             Sewer System Revenue, Series A, 5.500% due 6/15/23 ..................   1,671,952
   4,500,000      AA+      New York City, NY Transitional Finance Authority Revenue, Series A,
                             5.500% due 11/15/17 .................................................   5,014,755
   1,435,000      AA-      New York State Local Government Assistance Corp. Revenue, Series A,
                             6.000% due 4/1/16 ...................................................   1,578,644
   1,245,000      Aaa*     New York State Mortgage Agency Revenue, 24th Series,
                             6.125% due 10/1/30 ..................................................   1,331,714
                           New York State Urban Development Corp. Revenue, Correctional
                             Facilities:
   1,500,000      AAA          AMBAC-Insured, 5.375% due 1/1/25 ..................................   1,688,610
   1,300,000      AAA          FSA-Insured, 5.375% due 1/1/25 ....................................   1,463,462
   4,400,000      AAA      Port Authority of New York and New Jersey Construction, 96th Series,
                             FGIC-Insured, 6.600% due 10/1/23 ....................................   4,780,688
                           Triborough Bridge & Tunnel Authority, NY General Purpose Revenue,
                             Series Y:
   1,370,000      AAA          5.500% due 1/1/17 .................................................   1,572,829
   2,750,000      AAA          MBIA-Insured, 5.500% due 1/1/17 ...................................   3,157,138
                                                                                                   -----------
                                                                                                    24,435,992
                                                                                                   -----------
OHIO -- 6.1%
     750,000      A        Erie County, OH Hospital Facilities Revenue (Firelands Regional Medical
                             Center), Series A, 5.625% due 8/15/32 ...............................     756,210
   2,500,000      AA-      Franklin County, OH Hospital Revenue, (Holy Cross Health Systems Corp.),
                             5.875% due 6/1/21 ...................................................   2,603,775
   1,170,000      AA       Ohio State Building Authority, (Correctional Facilities), Series A,
                             5.250% due 10/1/09 ..................................................   1,326,125

--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

                                                                                                        PAGE 7

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

December 31, 2002


     FACE
    AMOUNT        RATING(a)                      SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------
OHIO -- 6.1% (CONTINUED)
 $ 3,300,000      A        Ohio State Water Development Authority, Solid Waste Disposal Revenue,
                             (Broken Hill Proprietary Co., Ltd.), 6.450% due 9/1/20 .............. $ 3,472,260
                                                                                                   -----------
                                                                                                     8,158,370
                                                                                                   -----------
PENNSYLVANIA -- 0.2%
     250,000      AAA      Philadelphia, PA School District, Series A, FSA-Insured,
                             5.500% due 2/1/31 ...................................................     265,208
                                                                                                   -----------
PUERTO RICO -- 3.4%
   1,600,000      AAA      Puerto Rico Commonwealth Highway & Transportation Authority,
                             Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15 ...........   1,858,272
   1,400,000      AAA      Puerto Rico Commonwealth Refunding, FGIC-Insured, 5.500% due 7/1/13 ...   1,630,202
   1,000,000      AAA      Puerto Rico Municipal Finance Agency, Series A, FSA-Insured,
                             5.250% due 8/1/21 ...................................................   1,073,120
                                                                                                   -----------
                                                                                                     4,561,594
                                                                                                   -----------
TENNESSEE -- 3.3%
   1,950,000      AA-      Humphreys County, TN IDB, Solid Waste Disposal Revenue,
                             (E.I. Du Pont de Nemours & Co. Project), 6.700% due 5/1/24 ..........   2,071,680
   1,200,000      AAA      Memphis-Shelby County, TN Airport Authority Revenue, Series D,
                             AMBAC-Insured, 6.000% due 3/1/24 ....................................   1,300,980
     995,000      AA       Tennessee Housing Development Agency, (Homeownership Program),
                             Series 2C, 6.350% due 1/1/31 ........................................   1,062,013
                                                                                                   -----------
                                                                                                     4,434,673
                                                                                                   -----------
TEXAS -- 8.9%
                           Austin, TX Airport System Revenue, Series A, MBIA-Insured:
   4,170,000      AAA        6.200% due 11/15/15 .................................................   4,623,237
     330,000      AAA        6.200% due 11/15/15, Pre-Refunded 11/15/07 ..........................     384,107
   1,500,000      AAA      Dallas, TX Independent School District, GO, PSFG-Insured,
                             5.500% due 2/15/16 ..................................................   1,668,060
   1,000,000      AAA      Lower Colorado River Authority Texas Revenue Refunding, MBIA-Insured,
                             5.000% due 5/15/08 ..................................................   1,114,540
   1,380,000      AAA      North Harris Montgomery Community College District Texas Refunding,
                             FGIC-Insured, 5.375% due 2/15/16 ....................................   1,521,560
   2,500,000      AAA      Texas State Turnpike Authority Revenue, First Tier, Series A,
                             AMBAC-Insured, 5.500% due 8/15/39 ...................................   2,643,325
                                                                                                   -----------
                                                                                                    11,954,829
                                                                                                   -----------
UTAH -- 1.1%
   1,400,000      AAA      Utah State Housing Finance Agency, Single-Family Mortgage, Issue H-2,
                             6.250% due 7/1/22 ...................................................   1,468,334
                                                                                                   -----------


--------------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.

PAGE 8


M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Schedule of Investments (unaudited) (continued)
December 31, 2002

     FACE
    AMOUNT        RATING(a)                      SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------
VIRGINIA -- 4.0%
 $ 2,000,000      AA+      Fairfax County, VA EDA Lease Revenue, (Government Center Properties),
                             5.500% due 5/15/18 ................................................   $ 2,068,180
   2,915,000      A-       Greater Richmond Convention Center Authority, VA Hotel Tax Revenue,
                             (Convention Center Expansion Project), 6.125% due 6/15/20 .........     3,254,627
                                                                                                   -----------
                                                                                                     5,322,807
                                                                                                   -----------
WASHINGTON -- 7.3%
   1,900,000      AAA      Chelan County, WA Public Utility District, (Chelan Hydro System No. 1),
                             Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 ..     1,948,279
   3,500,000      AAA      Energy Northwest, Washington Electric Revenue Refunding,
                             (Project No. 1), Series A, MBIA-Insured, 5.750% due 7/1/17 ........     3,944,780
     400,000      AAA      Seattle, WA GO, Series B, FSA-Insured, 5.750% due 12/1/28 ...........       436,120
   1,950,000      AA+      Washington State GO, Series C, 5.500% due 7/1/18 ....................     2,224,677
   1,200,000      AAA      Washington State Public Power Supply System Revenue Refunding,
                             (Nuclear Project No. 1), Series A, MBIA-Insured, 5.125% due 7/1/17.     1,293,408
                                                                                                   -----------
                                                                                                     9,847,264
                                                                                                   -----------
WISCONSIN -- 1.9
   2,485,000      AA       Wisconsin Housing & EDA Homeownership Revenue, Series G,
                             6.300% due 9/1/17 .................................................     2,557,388
                                                                                                   -----------
WYOMING -- 1.6%
   2,000,000      AA       Wyoming Community Development Authority Housing Revenue, Series 1,
                             6.100% due 12/1/14 ................................................     2,103,620
                                                                                                   -----------
                           Total Long-Term Investments (Cost -- $124,444,346) ..................   133,966,381
                                                                                                   -----------

Short-Term Investments -- 0.3%

NORTH CAROLINA -- 0.2%
     300,000      A-1+     University of North Carolina, Hospital Chapel Hill Revenue, Series A,
                             VRDD, 1.630% due 2/15/31 ..........................................       300,000
                                                                                                   -----------
WYOMING -- 0.1%
     100,000      A-1+     Lincoln County, WY Pollution Control Revenue, (Project-B), VRDD,
                             1.480% due 11/1/14 ................................................       100,000
                                                                                                   -----------
                           Total Short-Term Investments (Cost -- $400,000) .....................       400,000
                                                                                                   -----------

                           Total Investments -- 100% (Cost -- $124,844,346**) ..................  $134,366,381
                                                                                                  ============


----------------------
(a)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service.
** Aggregate cost for Federal income tax purposes is substantially the same.

See pages 10 and 11 for definitions of ratings and certain security descriptions.
--------------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.


                                                                                                       PAGE 9

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Long-Term Security Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard
         &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Moody's or Standard &
         Poor's.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Short-Term Security Ratings (unaudited)

SP-1 -- Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   -- Standard &Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Statement of Assets and Liabilities
December 31, 2002 (unaudited)

ASSETS:
     Investments, at value (Cost -- $124,844,346) .......................................   $ 134,366,381
     Cash ...............................................................................          44,559
     Receivable for securities sold .....................................................       1,778,495
     Interest receivable ................................................................       2,039,924
                                                                                            -------------
     TOTAL ASSETS .......................................................................     138,229,359
                                                                                            -------------

LIABILITIES:
     Payable for securities purchased ...................................................       2,691,393
     Management fee payable .............................................................          65,190
     Preferred dividends payable ........................................................           1,838
     Accrued expenses ...................................................................         106,366
                                                                                            -------------
     TOTAL LIABILITIES ..................................................................       2,864,787
                                                                                            -------------
SERIES M AUCTION RATE PREFERRED STOCK
     (900 SHARES AUTHORIZED AND ISSUED AT $50,000 PER SHARE) (NOTE 4) ...................      45,000,000
                                                                                            -------------
TOTAL NET ASSETS ........................................................................   $  90,364,572
                                                                                            =============

NET ASSETS:
     Common stock ($0.001 par value, 100,000,000 shares authorized;
       6,007,094 shares outstanding) ....................................................   $       6,007
     Additional paid-in capital .........................................................      83,244,145
     Undistributed net investment income ................................................       1,321,489
     Accumulated net realized loss from security transactions ...........................      (3,729,104)
     Net unrealized appreciation of investments .........................................       9,522,035
                                                                                            -------------
TOTAL NET ASSETS ........................................................................   $  90,364,572
                                                                                            =============

NET ASSET VALUE, PER SHARE ($90,364,572 / 6,007,094 capital shares outstanding) .........          $15.04
                                                                                                  =======

---------------------------------------------------------------------------------------------------------
                                      See Notes to Financial Statements.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Statement of Operations
For the Six Months Ended December 31, 2002 (unaudited)

INVESTMENT INCOME:
     Interest..............................................................................  $  3,477,835
                                                                                             ------------

EXPENSES:
     Management fee (Note 2) ..............................................................       401,021
     Auction agent fees....................................................................        60,740
     Shareholder communications............................................................        38,716
     Audit and tax services ...............................................................        29,943
     Legal ................................................................................        16,929
     Directors' fees ......................................................................        15,995
     Transfer agent .......................................................................        12,107
     Custody...............................................................................        11,408
     Listing fees..........................................................................        11,345
     Other.................................................................................        30,331
                                                                                             ------------
     TOTAL EXPENSES........................................................................       628,535
                                                                                             ------------
NET INVESTMENT INCOME......................................................................     2,849,300
                                                                                             ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):

     Net Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales................................................................    55,037,874
        Cost of securities sold............................................................    53,400,241
                                                                                             ------------
     NET REALIZED GAIN.....................................................................     1,637,633
                                                                                             ------------

     Change in Net Unrealized Appreciation of Investments:
        Beginning of period................................................................     7,038,116
        End of period......................................................................     9,522,035
                                                                                             ------------
     INCREASE IN NET UNREALIZED APPRECIATION...............................................     2,483,919
                                                                                             ------------
NET GAIN ON INVESTMENTS....................................................................     4,121,552
                                                                                             ------------
DISTRIBUTIONS PAID TO AUCTION RATE PREFERRED STOCKHOLDERS
  FROM NET INVESTMENT INCOME...............................................................      (313,357)
                                                                                             ------------
INCREASE IN NET ASSETS FROM OPERATIONS.....................................................   $ 6,657,495
                                                                                             ============


---------------------------------------------------------------------------------------------------------
                                    See Notes to Financial Statements.

                                                                                                 PAGE 13

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


Statements of Changes in Net Assets
For the Six Months Ended December 31, 2002 (unaudited) and the Year Ended June 30, 2002


                                                                              DECEMBER 31       JUNE 30
---------------------------------------------------------------------------------------------------------

OPERATIONS:
     Net investment income ...............................................   $ 2,849,300      $ 5,995,484
     Net realized gain....................................................     1,637,633        1,992,736
     Increase (decrease) in net unrealized appreciation...................     2,483,919         (233,802)
     Distributions paid to Auction Rate Preferred Stockholders
       from net investment income.........................................      (313,357)        (850,313)
                                                                             -----------      -----------
     INCREASE IN NET ASSETS FROM OPERATIONS ..............................     6,657,495        6,904,105
                                                                             -----------      -----------
DIVIDENDS PAID TO COMMON STOCK SHAREHOLDERS FROM:

     Net investment income................................................    (2,414,852)      (4,529,350)
                                                                             -----------      -----------
     DECREASE IN NET ASSETS FROM DIVIDENDS PAID TO
       COMMON STOCK SHAREHOLDERS..........................................    (2,414,852)      (4,529,350)
                                                                             -----------      -----------
INCREASE IN NET ASSETS....................................................     4,242,643        2,374,755

NET ASSETS:
     Beginning of period..................................................    86,121,929       83,747,174
                                                                             -----------      -----------
     END OF PERIOD*.......................................................   $90,364,572      $86,121,929
                                                                             ===========      ===========
* Includes undistributed net investment income of:........................   $ 1,321,489       $1,200,398
                                                                             ===========      ===========

---------------------------------------------------------------------------------------------------------
                                    See Notes to Financial Statements.




M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Statement of Cash Flows
For the Six Months Ended December 31, 2002 (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities.............................................      $60,524,063
     Purchases of portfolio securities.......................................................      (60,166,547)
     Net purchase of short-term securities...................................................         (400,000)
                                                                                                   -----------
                                                                                                       (42,484)
     Net investment income ..................................................................        2,849,300
     Amortization of net discount on investments.............................................           66,270
     Net change in receivables/payables related to operations................................         (156,932)
                                                                                                   -----------
     NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.........................................        2,716,154
                                                                                                   -----------

CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid.............................................................       (2,414,852)
     Preferred stock dividends paid..........................................................         (322,983)
                                                                                                   -----------
     NET CASH FLOWS USED BY FINANCING ACTIVITIES.............................................       (2,737,835)
                                                                                                   -----------
Net Decrease in Cash.........................................................................          (21,681)
Cash, Beginning of period....................................................................           66,240
                                                                                                   -----------
CASH, END OF PERIOD..........................................................................       $   44,559
                                                                                                   ===========


--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.



                                                                                                       PAGE 15

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund II Inc. ("Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Manager"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to common shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually (See Note 7). Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Note 4. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the statement of changes in net assets. Additional information on cash receipts and cash payments is presented in the statement of cash flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 2. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

For the period from July 1, 2002 through December 15, 2002, the Fund had entered into a management agreement with PIMCO Funds Advisors LLC ("PIMCO"), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with Salomon Brothers Asset Management Inc
("Investment Manager"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. Under the terms of the new investment advisory and administration agreement approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, the Investment Manager will provide all management, advisory and administrative services for the Fund and PIMCO will cease to act as investment manager for the Fund. The Investment Manager has delegated certain administrative services to Smith Barney Fund Management LLC("SBFM"), an affiliate of the Investment Manager, pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

NOTE 3.  INVESTMENTS

For the six months ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .......................................................   $57,504,969
                                                                    ===========
Sales ...........................................................   $55,037,874
                                                                    ===========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...................................  $  9,559,024
Gross unrealized depreciation ...................................       (36,989)
                                                                    ===========
Net unrealized appreciation .....................................  $  9,522,035
                                                                    ===========


NOTE 4.  PREFERRED STOCK

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Stock") at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the six months ended December 31, 2002 ranged from 1.000% to 1.750%. The weighted average dividend rate for the six months ended December 31, 2002 was 1.361%. The Board of Directors designated the dividend period commencing December 31, 2002 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 30, 2002 remained in effect through January 1, 2003 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 1.490%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

NOTE 5. ASSET MAINTENANCE AND ASSET COVERAGE REQUIREMENTS

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

NOTE 6.  CONCENTRATION OF RISK

Since theFund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

NOTE 7. EVENTS SUBSEQUENT TO DECEMBER 31, 2002

COMMON STOCK DIVIDENDS. On October 23, 2002, the Board of Directors of the Fund declared two common share dividends from net investment income, each in the amount of $0.068 per share, payable on January 31 and February 28, 2003 to shareholders of record on January 14 and February 19, 2003, respectively. In addition, on January 23, 2003, the Board of Directors of the Fund declared three common share dividends from net investment income, each in the amount of $0.068 per share, payable on March 28, April 25 and May 30, 2003 to shareholders of record on March 18, April 15 and May 13, 2003, respectively.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

PREFERRED STOCK DIVIDENDS. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period.

 AUCTION           COMMENCEMENT OF        RATE EFFECTIVE            PREFERRED
  DATE              RATE PERIOD               THROUGH                 RATE
--------------------------------------------------------------------------------
 12/30/02             12/31/02                  1/6/03               1.490%
   1/6/03               1/7/03                 1/13/03               1.200
  1/13/03              1/14/03                 1/17/03               0.970
  1/17/03              1/21/03                 1/27/03               0.940
  1/27/03              1/28/03                  2/3/03               1.250
   2/3/03               2/4/03                 2/10/03               1.200
--------------------------------------------------------------------------------

NOTE 8.  CAPITAL LOSS CARRYFORWARD

At June 30, 2002, the Fund had, for Federal income tax purposes, approximately $5,367,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in June of the year indicated:

                           2003       2004         2005       2007        2008
--------------------------------------------------------------------------------
Carryforward amounts     $782,000   $3,081,000   $810,000   $141,000    $553,000
--------------------------------------------------------------------------------

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.


FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended June 30:

                                                      2002(1)    2002      2001     2000      1999     1998
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD..............   $14.34    $13.94    $13.09   $13.71    $14.42   $13.70
                                                     ------    ------    ------   ------    ------   ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income..........................     0.47      1.00      1.04     1.04      1.04     1.03
   Net realized and unrealized gain (loss)........     0.68      0.29      0.86    (0.60)    (0.73)    0.72
   Distributions paid to Auction Rate Preferred
     Stockholders from net investment income .....    (0.05)    (0.14)    (0.30)   (0.31)    (0.27)   (0.28)
                                                     ------    ------    ------   ------    ------   ------
Total Income From Operations......................     1.10      1.15      1.60     0.13      0.04     1.47
                                                     ------    ------    ------   ------    ------   ------
DIVIDENDS PAID TO COMMON STOCK
SHAREHOLDERS FROM:

  Net investment income...........................    (0.40)    (0.75)    (0.75)   (0.75)    (0.75)   (0.75)
                                                     ------    ------    ------   ------    ------   ------
Total Dividends Paid to Common Stock Shareholders     (0.40)    (0.75)    (0.75)   (0.75)    (0.75)   (0.75)
                                                     ------    ------    ------   ------    ------   ------

NET ASSET VALUE, END OF PERIOD....................   $15.04    $14.34    $13.94   $13.09    $13.71   $14.42
                                                     ======    ======    ======   ======    ======   ======
PER SHARE MARKET VALUE, END OF PERIOD.............   $13.30    $13.00    $12.52 $11.5625  $12.3125   $12.75
                                                     ======    ======    ====== ========  ========   ======
TOTAL RETURN, BASED ON MARKET PRICE(2)............     5.46%++  10.11%    15.14%    0.26%     2.27%    9.20%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS(3):
  Operating expenses..............................     1.41%+    1.35%     1.38%    1.39%     1.30%    1.36%
  Net investment income...........................     6.38%+    7.02      7.63     7.95      7.23     7.27
NET ASSETS OF COMMON SHAREHOLDERS,

  END OF PERIOD (000S)............................  $90,365   $83,122   $83,747  $78,617   $82,365  $86,600
PORTFOLIO TURNOVER RATE...........................       42%       52%       15%      40%       19%      20%
AUCTION RATE PREFERRED STOCK:

  Total Amount Outstanding (000s).................  $45,000   $45,000   $45,000  $45,000   $45,000  $45,000
  Asset Coverage Per Share........................  150,406   142,691   143,052  137,352   141,517  146,222
  Involuntary Liquidating Preference Per Share....   50,000    50,000    50,000   50,000    50,000   50,000
  Average Market Value Per Share..................   50,000    50,000    50,000   50,000    50,000   50,000
-----------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2002 (unaudited).
(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(3) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.

                      ------------------------------------

This report is transmitted to the shareholders of Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C.

DIRECTORS                                            MUNICIPAL PARTNERS FUND II INC.

LESLIE H. GELB                                             125 Broad Street
      President, The Council                               10th Floor, MF-2
      on Foreign Relations                                 New York, New York  10004
                                                           Telephone 1-888-777-0102
R. JAY GERKEN
      Chairman of the Board;                         INVESTMENT MANAGER
      Managing Director, Salomon Smith Barney Inc.         Salomon Brothers Asset Management Inc
      President and Director,                              399 Park Avenue
      Smith Barney Fund Management LLC                     New York, New York  10022
      and Travelers Investment Adviser, Inc.
                                                     AUCTION AGENT
RIORDAN ROETT                                              Bankers Trust Company
      Professor and Director, LatinAmerican                4 Albany Street
      Studies Program, Paul H. Nitze                       New York, New York  10006
      School of Advanced International Studies,
      The Johns Hopkins University                   CUSTODIAN
                                                           State Street Bank and Trust Company
JESWALD W. SALACUSE                                        225 Franklin Street
      Henry J. Braker Professor of                         Boston, Massachusetts 02110
      Commercial Law and formerly Dean,
      The Fletcher School of Law & Diplomacy,        DIVIDEND DISBURSING AND TRANSFER AGENT
      Tufts University                                     State Street Bank and Trust Company
                                                           225 Franklin Street
OFFICERS                                                   Boston, Massachusetts 02110

R. JAY GERKEN                                        LEGAL COUNSEL
      Chairman and Chief Executive Officer                 Simpson Thacher & Bartlett
                                                           425 Lexington Avenue
PETER J. WILBY                                             New York, New York  10017
      President
                                                     INDEPENDENT ACCOUNTANTS
LEWIS E. DAIDONE                                           PricewaterhouseCoopers LLP
      Executive Vice President and                         1177 Avenue of the Americas
      Chief Administrative Officer                         New York, New York  10036

ROBERT E. AMODEO                                     NEW YORK STOCK EXCHANGE SYMBOL
      Executive Vice President                             MPT

FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary

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

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


State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                                         Municipal Partners
                                                         Fund II Inc.


                                                         Semi-Annual Report

                                                         December 31, 2002





                                                                 MPTSEMI 12/02
                                                                       03-4459